POWER OF ATTORNEY

WHEREAS, GRIFFIN INSTITUTIONAL REAL ESTATE ACCESS FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the InvestmentCompany Act of 1940, as amended;

WHEREAS, the undersigned is the Secretary and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TERRENCE O. DAVIS and LIZA M. ORR as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos.333-193637, 811-22933) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

/s/ Randy Anderson

Randy Anderson
Secretary and Trustee

STATE OF Florida )

) ss:

COUNTY OF Orange )

Before me, a Notary Public, in and for said county and state, personally appeared Randy Anderson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of June, 2014.

/s/ Deborah Shelton

Notary Public

My commission expires: 9/22/2017

CERTIFICATE

The undersigned, Secretary of the GRIFFIN INSTITUTIONAL REAL ESTATE ACCESS FUND, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held May 12, 2014, and is in full force and effect:

WHEREAS, GRIFFIN INSTITUTIONAL REAL ESTATE ACCESS FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the InvestmentCompany Act of 1940, as amended;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TERRENCE O. DAVIS and LIZA M. ORR as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos.333-193637, 811-22933) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

/s/ Randy Anderson

Randy Anderson

Secretary

Dated June 19, 2014

POWER OF ATTORNEY

WHEREAS, GRIFFIN INSTITUTIONAL REAL ESTATE ACCESS FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the Investment Company Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TERRENCE O. DAVIS and LIZA M. ORR as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos.333-193637, 811-22933) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

/s/ Robb Chapin

Robb Chapin Trustee

STATE OF FLORIDA )

) ss:

COUNTY OF ORANGE )

Before me, a Notary Public, in and for said county and state, personally appeared Robb Chapin, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of June, 2014.

/s/ William T. Snow II

Notary Public

My commission expires: April 25, 2018

POWER OF ATTORNEY

WHEREAS, GRIFFIN INSTITUTIONAL REAL ESTATE ACCESS FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the InvestmentCompany Act of 1940, as amended;

WHEREAS, the undersigned is the President and a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TERRENCE O. DAVIS and LIZA M. ORR as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos.333-193637, 811-22933) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

/s/ Kevin Shields

Kevin Shields
President and Trustee

STATE OF CALIFORNIA                    )

                    )                     ss:

COUNTY OF LOS ANGELES                     )

Before me, a Notary Public, in and for said county and state, personally appeared Kevin Shields, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of June, 2014.

/s/ Gina M. Adler

Notary Public

My commission expires: 5/24/2015

POWER OF ATTORNEY

WHEREAS, GRIFFIN INSTITUTIONAL REAL ESTATE ACCESS FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the InvestmentCompany Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TERRENCE O. DAVIS and LIZA M. ORR as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos.333-193637, 811-22933) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

/s/ Ira Cohen

Ira Cohen
Trustee

STATE OF TEXAS                    )

                    )                     ss:

COUNTY OF FORT BEND)

Before me, a Notary Public, in and for said county and state, personally appeared Ira Cohen, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of June, 2014.

/s/ Sandra N. Hessel

Notary Public

My commission expires: October 10, 2016

POWER OF ATTORNEY

WHEREAS, GRIFFIN INSTITUTIONAL REAL ESTATE ACCESS FUND, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the “Trust”), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933, as amended and the InvestmentCompany Act of 1940, as amended;

WHEREAS, the undersigned is a Trustee of the Trust;

NOW, THEREFORE, the undersigned hereby constitutes and appoints TERRENCE O. DAVIS and LIZA M. ORR as attorneys for it and in its name, place and stead, and in its capacity as a Trust, to execute and file any Amendment or Amendments to the Trust’s Registration Statement (file Nos.333-193637, 811-22933) hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

/s/ Nathan Headrick

Nathan Headrick
Trustee

STATE OF FLORIDA                    )

                    )                     ss:

COUNTY OF ORANGE)

Before me, a Notary Public, in and for said county and state, personally appeared Nathan Headrick, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

WITNESS my hand and official seal this 19th day of June, 2014.

/s/ Kammi L. Davis

Notary Public

My commission expires: 9/02/2017